Exhibit 10.1

Auckland 1010, NZ
Westpac New Zealand Limited Level 4, Cityside, Westpac on Takutai Square, Auckland 1010, NZ PO Box 7740, Victoria Street West, Auckland 1142, NZ SPECIALISED BUSINESS SERVICES

09 August 2024

The Directors

Reading Courtenay Central Limited

C/- Reading International Limited

5995 Sepulveda Blvd

Suite 300 Culver City

California 90230

United States of America

Dear Directors,

BANKING FACILITIES – READING COURTENAY CENTRAL LIMITED

We are pleased to confirm that we have approved the following changes to your banking arrangements:

THE CHANGES

As it relates to your banking arrangements for the Multi Option Credit Line agreement dated 7 October 2016, as amended from time to time:

1.The limit of the MOCL shall be increased to $18,840,000 (+5,000,000)

2.The existing Equity ratio applicable to your banking arrangements is amended as follows:

During the term of the facilities provided to you by Westpac NZ, you will maintain Shareholders’ Funds of not less than 40% of Adjusted Tangible Assets, for the period 1 April to 30 June 2024 (inclusive) with such ratio to be:

(i)Not less than 35% from 1 July to 30 September 2024 (inclusive)

(ii)Not less than 40% from 1 October 2024 and thereafter.

This covenant shall be tested quarterly from 30 June 2024 and thereafter on the Reporting Date by Westpac NZ in its absolute discretion.

3.Testing of the Interest Cover Ratio covenant, applicable to your banking arrangements, will be waived for the financial quarters ending 30 September 2024 and 31 December 2024.

4.During the term of the facilities provided to you by Westpac NZ, you will not, without Westpac NZ’s prior written consent, repay any shareholders’ advances or the subordinated notes or make any other distributions to shareholders whether by way of distribution of profits, retained earnings or reserves.

CREDIT FEES AND CHARGES

Establishment Fee of $5,000 is payable on the date of execution of this agreement.

Classification: PROTECTED

THE CONDITIONS OF APPROVAL

Nil.

In all other respects your banking arrangements remain unchanged.

If the terms of this letter are acceptable to you, please sign this letter, arrange for all guarantors to sign it, and return it. The changes will take effect from the date we receive the signed copy from you provided any conditions have been satisfied.

This letter may be executed in two or more counterparts, all of which will be deemed to constitute the same instrument. Westpac NZ may accept as an original a facsimile copy or copies of this letter executed by the parties, which when taken with a counterpart executed by Westpac NZ, will be deemed to be one original copy of this letter.

This offer is open for acceptance until 5.00 pm on 26 August 2024 Yours faithfully,

WESTPAC NEW ZEALAND LIMITED

/s/ Jennifer Wood

Jennifer Wood

SENIOR MANAGER

SPECIALISED BUSINESS SERVICES

Classification: PROTECTED

ACCEPTANCE

We accept the changes described in this letter.

Signed on behalf of the Borrower, Reading Courtenay Central Limited, by:

 /s/ Ellen M. Cotter Director

 /s/ Steve Lucas Director

Date of acceptance:  14/08/2024

GUARANTOR'S CONSENT

We confirm that our guarantee is not affected by the changes referred to in this letter. Signed on behalf of the guarantor, Reading New Zealand Limited, by:

/s/ Ellen M. Cotter Director

/s/ Steve Lucas Director

Date of acceptance:  14/08/2024

Signed on behalf of the guarantor, Reading Cinemas Courtenay Central Limited, by:

/s/ Ellen M. Cotter Director

/s/ Steve Lucas Director

Date of acceptance:  14/08/2024

Classification: PROTECTED

Signed on behalf of the guarantor, Reading New Lynn Limited, by:

/s/ Ellen M. Cotter Director

/s/ Steve Lucas Director

Date of acceptance:  14/08/2024

Signed on behalf of the guarantor, Reading Dunedin Limited, by:

/s/ Ellen M. Cotter Director

/s/ Steve Lucas Director

Date of acceptance:  14/08/2024

Signed on behalf of the guarantor, Reading Queenstown Limited, by:

/s/ Ellen M. Cotter Director

/s/ Steve Lucas Director

Date of acceptance:  14/08/2024

Signed on behalf of the guarantor, Reading Restaurants NZ Limited, by:

/s/ Ellen M. Cotter Director

/s/ Steve Lucas Director

Date of acceptance:  14/08/2024

Classification: PROTECTED

Signed on behalf of the guarantor, Courtenay Car Park Limited, by:

/s/ Ellen M. Cotter Director

/s/ Steve Lucas Director

Date of acceptance:  14/08/2024

Signed on behalf of the guarantor, Reading Wellington Properties Limited, by:

/s/ Ellen M. Cotter Director

/s/ Steve Lucas Director

Date of acceptance:  14/08/2024

Signed on behalf of the guarantor, Queenstown Land Holdings Limited, by:

/s/ Ellen M. Cotter Director

/s/ Steve Lucas Director

Date of acceptance:  14/08/2024

Signed on behalf of the guarantor, Darnelle Enterprises Limited, by:

/s/ Ellen M. Cotter Director

/s/ Steve Lucas Director

Date of acceptance:  14/08/2024

Signed on behalf of the guarantor, Movieland Cinemas (NZ) Limited, by:

/s/ Ellen M. Cotter Director

/s/ Steve Lucas Director

Date of acceptance:  14/08/2024

Signed on behalf of the guarantor, New Zealand Equipment Supply Limited, by:

Classification: PROTECTED

/s/ Ellen M. Cotter Director

/s/ Steve Lucas Director

Date of acceptance:  14/08/2024

Classification: PROTECTED